SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 12, 1998


                               POLYMERIX, INC.
             (Exact name of Registrant as specified in its charter)

                                 DELAWARE
                 (State or other jurisdiction of incorporation)

                   0-17315                       33-0245160
           (Commission File Number)  (IRS Employer Identification No.)


  2076 Fifth Avenue, Ronkonkoma, New York              11779
 (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (516) 471-7777

Item 3.        Bankruptcy or Receivership

On January 12, 1998 Polymerix, Inc.(the "Company") and its wholly owned subsidiary, Trimax of Long Island, Inc. filed voluntary petitions for reorganization under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of New York, Hauppauge, before the Honorable Melanie L. Cyganowski.

On January 23, 1998, the Company issued a press release, a copy of which is filed as an Exhibit to this Form 8-K.

Exhibit No.                Description of Exhibit

    99                      Press Release.

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                               SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             POLYMERIX, INC.

                                             By:   \S\  Anthony Noto
                                                   Name: Anthony Noto
                                                   Title: President

Dated:  January 27, 1998
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